                       AMERICAN HONDA FINANCE CORPORATION
             Servicer's Certificate - Honda Auto Lease Trust 1999-A
      Distribution  Date of February 15, 2001 for the Collection Period of
                    January 1, 2001 through January 31, 2001


POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                      3,300,158,606.28

Servicer Advance                                                         --
Servicer Payahead                                              7,383,934.30
Number of Contracts                                                 172,598
Weighted Average Lease Rate (Discounted)                               9.05%
Weighted Average Lease Rate                                            6.29%
Weighted Average Remaining Term                                       30.48
Servicing Fee Percentage (annual)                                      1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                           2,323,004,173.81
  Number of Current Contracts                                       147,331
  Weighted Average Lease Rate (Discounted)                             9.04%
  Weighted Average Lease Rate                                          6.28%
  Weighted Average Remaining Term                                     12.01

RESERVE FUND:
  Initial Deposit Amount                                                              115,274,540.12
  Specified Reserve Fund Percentage (if Tests i, ii and iii are satisfied)                      5.50%
  Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)                181,145,705.90
  Specified Reserve Fund Percentage (if Tests i, ii or iii are not satisfied)                   6.50%
  Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)             214,081,288.79

  Beginning Balance                                                                   181,137,760.32
  Net Investment Income Retained                                                                  --
  Deposit Amount                                                                            7,945.58
  Withdrawal Amount                                                                               --
  Excess Reserve Amount Released                                                                  --
  Ending Balance                                                                      181,145,705.90
  Specified Reserve Fund Balance                                                      181,145,705.90
  Net Investment Income                                                                   957,051.81
  Cumulative Withdrawal Amount                                                          4,379,607.87

CREDIT LOSSES:                                                    Vehicle Count      Amount
                                                                  -------------  ---------------
  Contracts Charged-off During the Collection Period                   252
  Discounted Principal Balance                                                    3,935,727.79
  Net Liquidation Proceeds for the Collection Period                             (2,998,309.40)
  Recoveries - Previously Charged-off Contracts                                     317,721.65
          Aggregate Credit Losses for the Collection Period                         619,696.74

  Repossessions for the Collection Period                                                  131
  Cumulative Credit Losses for all Periods                                        8,572,291.10

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
    Second Preceding Collection Period                                                    0.26%
    First Preceding Collection Period                                                     0.38%
    Current Collection Period                                                             0.32%

TEST (I) (CHARGE-OFF RATE TEST)
Three Month Average                                                                       0.32%
Charge-off Rate Test (Test satisfied if <= 1.5%)                                Test Satisfied

                                                                                                        Discounted
DELINQUENT CONTRACTS:                                       Percent      Accounts       Percent      Principal Balance
                                                            -------      --------       -------      -----------------
  31-60 Days Delinquent                                      0.89%        1,309           0.87%        20,185,295.92
  61-90 Days Delinquent                                      0.23%          336           0.22%         5,213,015.80
  Over 90 Days Delinquent                                    0.14%          202           0.13%         3,102,143.16
  Total Delinquencies                                                     1,847                        28,500,454.88

RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE
  THAN 60 DAYS TO THE OUTSTANDING NUMBER OF
  RECEIVABLES AS OF EACH COLLECTION
  PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                          0.29%
    First Preceding Collection Period                                                                           0.34%
    Current Collection Period                                                                                   0.37%

TEST (II) (DELINQUENCY RATE TEST)
Three Month Average                                                                                             0.33%
Delinquency Rate Test (Test satisfied if <= 1.5%)                                                     Test Satisfied

RESIDUAL VALUE (GAIN) LOSS:                                                     Vehicles
                                                                                --------
  Matured Lease Vehicle Inventory Sold                                             385                    5,989,669.17
  Net Liquidation Proceeds                                                                               (5,478,480.69)
  Net Residual Value (Gain) Loss                                                                            511,188.48
  Cumulative Residual Value (Gain) Loss all periods                                                       1,856,205.97

                                                                                Average          Average
                                        Number    Scheduled       Sale      Net Liquidation     Residual
                                         Sold    Maturities      Ratio         Proceeds           Value
                                        ------   ----------      -----      ---------------     --------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
Second Preceding Collection Period        166        202         82.18%        15,310.40        17,147.57
First Preceding Collection Period         191        253         75.49%        14,979.69        16,379.24
Current Collection Period                 385        456         84.43%        14,229.82        15,557.58
Three Month Average                                                            14,839.97        16,361.46

Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                     90.70%

                                                                                       CURRENT PERIOD
TEST (iii) (RESIDUAL VALUE TEST)                                                        AMOUNT/RATIO          TEST MET?
                                                                                       --------------       --------------
a) Number of Vehicles Sold > 45% of Scheduled Maturities and
   >= 500 Scheduled Maturities                                                             84.43%                Yes
b) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Average                        90.70%                Yes
   Residual Value Test  (Test satisfied if tests a and b = Yes)                                              Test Satisfied

SERVICER'S FEE DUE:                                     Amount
                                                     ------------
Prior Cumulative Servicer's Fee Shortfall                      --
Servicer's Fee Due This Collection Period            1,987,493.83
Servicer's Fee Paid                                  1,987,493.83
Current Cumulative Servicer's Fee Shortfall                    --

ADVANCES AND PAYAHEADS:                                                      Amount
                                                                        --------------
  ADVANCES
  Prior Outstanding Servicer Advances                                    1,543,237.47
  Net Advance/(Recovery) This Period                                        24,834.18
  Nonrecoverable Prior Advances                                           (262,834.46)
  Current Outstanding Servicer Advances                                  1,305,237.19
  PAYAHEAD ACCOUNT
  Prior Outstanding Payahead Balance                                     6,062,731.32
  Net Allocation/(Collections) of Advanced Payments This Period         (1,557,222.85)
  Current Outstanding Payahead Balance                                   7,619,954.17

                                                                     Securities           Class A1      Class A2       Class A3
                                                       Total       Balance (99.8%)        Balance       Balance        Balance
                                                   -------------   ---------------      ----------      --------       --------
COLLECTIONS:
INTEREST
 Scheduled Interest Collections                    18,329,541.14    18,292,882.06

 Interest Related To Prepayments in Full              174,143.76       173,795.47

 Interest Related To Full Term and Over
   Term Payoffs                                         6,059.47         6,047.35
 Interest Related to Reallocation Payments             15,466.16        15,435.23
 Excess Liquidation Proceeds                                  --               --
 Recoveries                                           317,721.65       317,086.21
       Available Interest                          18,842,932.18    18,805,246.32
PRINCIPAL
 Scheduled Principal Collections                   28,371,672.66    28,314,929.31
 Prepayments In Full                               13,931,724.71    13,903,861.26
 Full Term and Over Term Payoffs                    8,549,902.16     8,532,802.36
 Reallocation Payment                               1,209,731.55     1,207,312.09
 Net Liquidation Proceeds                           8,476,790.09     8,459,836.51
       Available Principal                         60,539,821.17    60,418,741.53

WITHDRAWAL FROM RESERVE FUND                                  --               --
TOTAL OF SOURCES FOR DISTRIBUTION                  79,382,753.35

DISTRIBUTIONS:
INTEREST

 Transferor Interest                                   33,710.88

 Capped Trustee Fees                                          --               --
 Class A Interest                                  11,028,061.25    11,028,061.25               --              --    1,180,936.25

 Class A Interest Carryover Shortfalls                        --               --               --              --              --
 Class B Interest                                     365,750.00       365,750.00
 Class B Interest Carryover Shortfalls                        --               --
 Class C Interest                                     379,500.00       379,500.00
 Class C Interest Carryover Shortfalls                        --               --
 Capped Contingent and Excess Liability
   Premiums                                                   --               --
 Capped Origination Trust Administrative
   Expenses                                                   --               --
 Other Capped Trustee Fees                                    --               --
 Servicer's Fee                                     1,987,493.83     1,983,518.85
 Unpaid Servicer's Fees Related to Prior
   Collection Periods                                         --               --
 Reserve Fund Deposit                                   7,945.58         7,945.58
 Certificate Interest                               1,201,051.93     1,201,051.93

 Certificate Interest Carryover Shortfall                     --               --

 Excess Interest to Transferor                                --
          TOTAL DISTRIBUTIONS OF INTEREST          15,003,513.47    14,965,827.61               --              --    1,180,936.25

PRINCIPAL

 Transferor Principal                                 121,079.64
 Principal Distribution to A-1, A-2, A-3
   and A-4 Notes                                   60,418,741.53    60,418,741.53               --              --   60,418,741.53
 Principal Distribution to A-5, B and C Notes                 --               --
 Principal Distribution to Certificates                       --               --
 Class A Covered Loss Amount                        1,445,709.66     1,445,709.66               --              --    1,445,709.66
 Class A Note Principal Loss Amount/Class A
   Note Principal Carryover                                   --               --               --              --              --
 Class B Covered and Uncovered Loss Amount                    --               --
 Class C Covered and Uncovered Loss Amount                    --               --
 Class B Note Principal Loss Carryover Shortfall              --               --
 Class C Note Principal Loss Carryover Shortfall              --               --
 Class B Note Interest on Principal Loss
   Carryover Shortfall                                        --               --
 Class C Note Interest on Principal Loss
   Carryover Shortfall                                        --               --
 Certificate Principal Loss Amount/Certificate
   Principal Carryover Shortfall                    2,393,709.05     2,393,709.05
 Uncapped Administrative Expenses (paid to
   the Trustees)                                              --               --

   TOTAL DISTRIBUTIONS OF PRINCIPAL                64,379,239.88    64,258,160.23               --              --   61,864,451.18

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                             --               --              --              --
 Current Period Increase (Decrease)                                            --               --              --              --
 Ending Balance                                                                --               --              --              --
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                  6,038,844.02     6,032,179.57               --              --              --
 Current Period Increase (Decrease)                (2,356,088.48)   (2,359,024.02)              --              --              --
 Ending Balance                                     3,682,755.54     3,673,155.55               --              --              --

                                                                                                                         Transferor
                                                     Class A4       Class A5      Class B      Class C     Certificate    Interest
                                                     Balance        Balance       Balance      Balance       Balance       Balance
                                                   ------------   ------------   ----------   ----------   ------------  ----------
COLLECTIONS:
INTEREST
 Scheduled Interest Collections                                                                                           36,659.08

 Interest Related To Prepayments in Full                                                                                     348.29

 Interest Related To Full Term and Over
   Term Payoffs                                                                                                               12.12
 Interest Related to Reallocation Payments                                                                                    30.93
 Excess Liquidation Proceeds                                                                                                     --
 Recoveries                                                                                                                  635.44
       Available Interest                                                                                                 37,685.86
PRINCIPAL
 Scheduled Principal Collections                                                                                          56,743.35
 Prepayments In Full                                                                                                      27,863.45
 Full Term and Over Term Payoffs                                                                                          17,099.80
 Reallocation Payment                                                                                                      2,419.46
 Net Liquidation Proceeds                                                                                                 16,953.58
       Available Principal                                                                                               121,079.64

WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST

 Transferor Interest                                                                                                      33,710.88

 Capped Trustee Fees
 Class A Interest                                  5,375,000.00   4,472,125.00

 Class A Interest Carryover Shortfalls                       --             --
 Class B Interest                                                                365,750.00
 Class B Interest Carryover Shortfalls                                                   --
 Class C Interest                                                                             379,500.00
 Class C Interest Carryover Shortfalls                                                                --
 Capped Contingent and Excess Liability
   Premiums
 Capped Origination Trust Administrative
   Expenses
 Other Capped Trustee Fees
 Servicer's Fee                                                                                                            3,974.99
 Unpaid Servicer's Fees Related to Prior
   Collection Periods                                                                                                            --
 Reserve Fund Deposit
 Certificate Interest                                                                                      1,201,051.93

 Certificate Interest Carryover Shortfall                                                                            --

 Excess Interest to Transferor                                                                                                   --
          TOTAL DISTRIBUTIONS OF INTEREST          5,375,000.00   4,472,125.00   365,750.00   379,500.00   1,201,051.93   37,685.86

PRINCIPAL

 Transferor Principal                                                                                                    121,079.64
 Principal Distribution to A-1, A-2, A-3
   and A-4 Notes                                             --
 Principal Distribution to A-5, B and C Notes                               --           --           --
 Principal Distribution to Certificates                                                                              --
 Class A Covered Loss Amount                                 --             --
 Class A Note Principal Loss Amount/Class A
   Note Principal Carryover                                  --             --
 Class B Covered and Uncovered Loss Amount                                               --
 Class C Covered and Uncovered Loss Amount                                                            --
 Class B Note Principal Loss Carryover Shortfall                                         --
 Class C Note Principal Loss Carryover Shortfall                                                      --
 Class B Note Interest on Principal Loss
   Carryover Shortfall                                                                   --
 Class C Note Interest on Principal Loss
   Carryover Shortfall                                                                                --
 Certificate Principal Loss Amount/Certificate
   Principal Carryover Shortfall                                                                           2,393,709.05
 Uncapped Administrative Expenses (paid to
   the Trustees)

    TOTAL DISTRIBUTIONS OF PRINCIPAL                         --             --           --           --   2,393,709.05  121,079.64

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                           --             --           --           --             --
 Current Period Increase (Decrease)                          --             --           --           --             --
 Ending Balance                                              --             --           --           --             --
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                           --             --           --           --   6,032,179.57    6,664.45
 Current Period Increase (Decrease)                          --             --           --           --  (2,359,024.02)   2,935.53
 Ending Balance                                              --             --           --           --   3,673,155.55    9,599.98

                                                          Securities          Class A1           Class A2            Class A3
                                          Total         Balance (99.8%)        Balance            Balance             Balance
                                     ----------------   ----------------   --------------      --------------      --------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS
  AND CERTIFICATEHOLDERS:
  Interest Distributions                15,003,513.47     14,965,827.61                --                  --        1,180,936.25
  Principal Distributions               64,379,239.88     64,258,160.23                --                  --       61,864,451.18
            Total Distributions         79,382,753.35     79,223,987.84                --                  --       63,045,387.44

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value
    (ANIV)                           3,300,158,606.28
  Initial Note/Certificate Balance                     3,293,558,289.00    380,000,000.00      360,000,000.00      400,000,000.00
  Percent of ANIV                                                 99.80%            11.51%              10.91%              12.12%
  Class Allocation Percentage                                                       12.89%              12.22%              13.57%
  Note/Certificate Factor                                                            1.00                1.00                1.00
  Note/Certificate Rate                                                             5.445%              5.875%              6.100%
  Servicer Advance                                 --
  Servicer Payahead                      7,383,934.30
  Number of Contracts                         172,598
  Weighted Average Lease Rate                    6.29%
  Weighted Average Lease Rate
    (Discounted)                                 9.05%
  Weighted Average Remaining Term               30.48
  Servicing Fee Percentage                       1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
    (ANIV)                           2,384,992,601.87
  Note/Certificate Balance                             2,380,193,925.19                --                  --      232,315,328.10
  Percent of ANIV                                                 99.80%             0.00%               0.00%               9.74%
  Class Allocation Percentage                                                        0.00%               0.00%              11.39%
  Note/Certificate Factor                                                            0.00                0.00                0.58
  Servicer Advance                       1,543,237.47
  Servicer Payahead                      6,062,731.32
  Number of Contracts                         149,576
  Weighted Average Lease Rate                    6.28%
  Weighted Average Lease Rate
    (Discounted)                                 9.04%
  Weighted Average Remaining Term               12.93
  Servicing Fee Percentage                       1.00%
  Number of Days in the Accrual
    Period                                                                             31                  31                  30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
    (ANIV)                           2,323,004,173.81
  Note/Certificate Balance                             2,318,329,474.01                --                  --      170,450,876.92
  Percent of ANIV                                                 99.80%             0.00%               0.00%               7.34%
  Class Allocation Percentage                                                        0.00%               0.00%               8.62%
  Note/Certificate Factor                                                            0.00                0.00                0.43%
  Servicer Advance                       1,305,237.19
  Servicer Payahead                      7,619,954.17
  Number of Contracts                         147,331
  Weighted Average Lease Rate                    6.28%
  Weighted Average Lease Rate
    (Discounted)                                 9.04%
  Weighted Average Remaining Term               12.01
  Servicing Fee Percentage                       1.00%
  Number of Days in the Accrual
    Period                                                                             31                  31                  30


                                           Class A4           Class A5            Class B             Class C          Certificate
                                            Balance            Balance             Balance            Balance            Balance
                                        ----------------   --------------       -------------      -------------     --------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS
  AND CERTIFICATEHOLDERS:
  Interest Distributions                   5,375,000.00      4,472,125.00          365,750.00         379,500.00       1,201,051.93
  Principal Distributions                            --                --                  --                 --       2,393,709.05
            Total Distributions            5,375,000.00      4,472,125.00          365,750.00         379,500.00       3,594,760.98

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value
    (ANIV)
  Initial Note/Certificate Balance     1,000,000,000.00    807,000,000.00       66,000,000.00      66,000,000.00     214,558,289.00
  Percent of ANIV                                 30.30%            24.45%               2.00%              2.00%              6.50%
  Class Allocation Percentage                     33.93%            27.38%             100.00%            100.00%            100.00%
  Note/Certificate Factor                          1.00              1.00                1.00               1.00               1.00
  Note/Certificate Rate                            6.450%           6.650%              6.650%             6.900%             6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate
    (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
    (ANIV)
  Note/Certificate Balance             1,000,000,000.00    807,000,000.00       66,000,000.00      66,000,000.00     208,878,597.09
  Percent of ANIV                                 41.93%            33.84%               2.77%              2.77%              8.76%
  Class Allocation Percentage                     49.04%            39.57%             100.00%            100.00%            100.00%
  Note/Certificate Factor                          1.00              1.00                1.00               1.00               0.97
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate
    (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual
    Period                                           30                30                  30                 30                30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
    (ANIV)
  Note/Certificate Balance              1,000,000,000.00   807,000,000.00       66,000,000.00      66,000,000.00     208,878,597.09
  Percent of ANIV                                 43.05%            34.74%               2.84%              2.84%              8.99%
  Class Allocation Percentage                     50.57%            40.81%             100.00%            100.00%            100.00%
  Note/Certificate Factor                          1.00              1.00                1.00               1.00                .97
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate
    (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual
    Period                                          30                30                   30                 30                 30


                                            Transferor
                                            Interest
                                             Balance
                                          ------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS
  AND CERTIFICATEHOLDERS:
  Interest Distributions                     37,685.86
  Principal Distributions                   121,079.64
            Total Distributions             158,765.51

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value
    (ANIV)
  Initial Note/Certificate Balance        6,600,317.28
  Percent of ANIV                                 0.20%
  Class Allocation Percentage
  Note/Certificate Factor
  Note/Certificate Rate
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate
    (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
    (ANIV)
  Note/Certificate Balance                4,798,676.68
  Percent of ANIV                                 0.20%
  Class Allocation Percentage
  Note/Certificate Factor
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate
    (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual
    Period

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
    (ANIV)
  Note/Certificate Balance                4,674,699.80
  Percent of ANIV                                 0.20%
  Class Allocation Percentage
  Note/Certificate Factor
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate
    (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual
    Period

I hereby certify to the best of my knowledge that the report provided is true and correct.





--------------------------------------
John Weisickle, Vice President Finance